UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 11, 2005
FIRST AVENUE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7925 Jones Branch Drive, Suite 3300, McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (434) 220-4988
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c)	On September 11, 2005, the Company’s Board of Directors appointed Michael Gallagher, the Company’s President and Chief Executive Officer, as a director of the Company.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on September 8, 2005, on September 7, 2005, the Company entered into an Executive Employment Agreement with Michael Gallagher. The full text of the agreement was filed as an exhibit to the aforementioned Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AVENUE NETWORKS, INC.

Date: September 12, 2005	By:	/s/ Sandra G. Thomas

Name: Sandra G. Thomas Title: Chief Financial Officer, Secretary and Treasurer